SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

SHARING ECONOMY INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SHARING ECONOMY INTERNATIONAL INC.

M03, 3/F, Eton Tower

8 Hysan Avenue, Causeway Bay

Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about May 20, 2020 to the holders of record as of the close of business on May 20, 2020 of the common stock of Sharing Economy International Inc., a Nevada corporation (the “Sharing Economy”).

Effective May 20, 2020, the Board of Directors of Sharing Economy and 1 stockholder holding an aggregate of 4,679,260,000 shares of common stock issued and outstanding as of May 20, 2020, have approved and consented in writing to the following action:

●	The approval of a 1-for-50 reverse stock split of the issued and outstanding shares of our common stock.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Sharing Economy’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Sharing Economy for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

Sharing Economy will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Sharing Economy will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Sharing Economy’s common stock.

Sharing Economy will only deliver one Information Statement to multiple security holders sharing an address unless Sharing Economy has received contrary instructions from one or more of the security holders. Upon written or oral request, Sharing Economy will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong, Attn: Jianhua Wu, Chief Executive Officer. Mr. Wu may also be reached by telephone at +852 35832186.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Sharing Economy’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Sharing Economy’s outstanding capital stock is required to effect the action described herein. Sharing Economy’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Sharing Economy had 7,219,663,742 shares of common stock issued and outstanding. The voting power representing not less than 3,609,917,640 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 4,679,260,000 shares of common stock, which represents approximately 90.8% of the issued and outstanding shares of Sharing Economy’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated May 20, 2020. No consideration was paid for any consent. The consenting stockholder’s name, affiliation with Sharing Economy, and beneficial holdings are as follows:

Name	Affiliation	Shares of Common Stock Beneficially Held	Percentage
Chan Tin Chi	Greater than 10% holder of common stock	4,679,260,000	64.8%
TOTALS		4,679,260,000	64.8%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 20, 2020, certain information regarding the ownership of Sharing Economy’s capital stock by each director and executive officer of Sharing Economy, each person who is known to Sharing Economy to be a beneficial owner of more than 5% of any class of Sharing Economy’s voting stock, and by all officers and directors of Sharing Economy as a group. Unless otherwise indicated below, to Sharing Economy’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 20, 2020 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 7,219,663,742 shares of common stock issued and outstanding on a fully diluted basis, as of May 20, 2020.

Name of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	% of Class

Jianhua Wu	115,000	*
Wanfen Xu	0	*
Ping Kee Lau	10,000	*
Che Chung Chan	0	*
Shao Yuan Guo	0	*
Cho Fu Li	6,500	*
Xue Leng	0	*
Ying Ying Wong	33,000	*
All current officers and directors as a group	164,500	*
ECinteract Company Limited (3)	2,514,200,002	34.8%
Chan Tin Chi (1)	4,679,260,000	64.8%
Total	7,193,471,002	99.6%

*	less than 1%.

(1)	Address is Villa Cornwall, 85 Castle Peak Road, Tuen Mun, N.T., Hong Kong.
(2)	Unless otherwise noted, the address of each person listed is c/o Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong.
(3)	Controlled by Wong Hiu Chun.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal years ended December 31, 2019 and 2018:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jianhua Wu,	2019	0	0	0	0	0
Chief Executive Officer (1)	2018	36,261	0	34,500	0	70,761

Wanfen Xu,	2019	0	0	0	0	0
Chief Financial Officer, Treasurer (2)	2018	12,957	0	0	0	12,957

Parkson Yip,	2019	0	0	0	0	0
Chief Operating Officer (3)	2018	42,637	0	0	1,154	43,791

Lam Ka Man,	2019	25,641	0	0	0	0
Chief Financial Officer (4)	2018	0	0	0	0	0

(1)	Appointed Chief Executive Officer, President and Secretary in November 2017. Compensation consisted of cash salary of $36,261 and 115,000 shares of common stock valued at $34,500.
(2)	Appointed Chief Financial Officer and Treasurer on March 1, 2016, and resigned as Chief Financial Officer on December 3, 2019.
(3)	Appointed Chief Operating Officer since June 3, 2017 and resigned as Chief Operating Officer on April 1, 2018.
(4)	Appointed Chief Financial Officer since December 3, 2019.

Employment Agreements

Sharing Economy has no employment agreements or other agreements with any officer.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2018 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation for fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Ping Kee Lau (1)	23,077	3,000	-0-	-0-	-0-	-0-	26,077
Cho Fu Li (2)	58,462	1,950	-0-	-0-	-0-	-0-	60,412
Xue Leng (3)	24,000	-0-	-0-	-0-	-0-	-0-	24,000
Che Chung Chan (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Shao Yuan Guo (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Ying Ying Wong (2)	27,692	9,900	-0-	-0-	-0-	-0-	37,592

(1)	Appointed director on March 20, 2017.
(2)	Appointed director on December 14,2017.
(3)	Served as director from December 14, 2017 through December 3, 2019.
(4)	Appointed director on November 4, 2019.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2019:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jianhua Wu (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Wanfen Xu (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Parkson Yip (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Lam Ka Man (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

(1)	Appointed Chief Executive Officer, President and Secretary in November 2007. Compensation consisted of cash salary of $36,261 and 115,000 shares of common stock valued at $34,500.
(2)	Appointed Chief Financial Officer and Treasurer on March 1, 2016, and resigned as Chief Financial Officer on December 3, 2019.
(3)	Appointed Chief Operating Officer since June 3, 2017 and resigned as Chief Operating Officer on April 1, 2018.
(4)	Appointed Chief Financial Officer on December 3, 2019.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2018.

Long-Term Incentive Plans and Awards

In September 2016, the board of directors adopted, and in November 2016, the stockholders approved the 2016 long-term incentive plan, covering 125,000 shares of common stock. The 2016 plan provides for the grant of incentive and non-qualified options and stock grants to employees, including officers, directors and consultants. The 2016 plan is to be administered by a committee of not less than three directors, each of whom is to be an independent director. In the absence of a committee, the plan is administered by the board of directors. The board has granted the compensation committee the authority to administer the 2016 plan. Members of the committee are not eligible for stock options or stock grants pursuant to the 2016 plan unless such stock options or stock grant are granted by a majority of our independent directors other than the proposed grantee. As of December 31, 2018, we had issued a total of 120,000 shares of common stock pursuant to this plan.

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended December 31, 2018.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2019, with respect to shares that may be issued under Sharing Economy’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	0	(1)	$	N/A	5,000
Equity compensation plans not approved by security holders	0			N/A	0
Total	0		$	N/A	5,000

(1)	Consists of options and restricted stock granted under the plan.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended December 31, 2018.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Sharing Economy which may result in a change in control of Sharing Economy.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholder:

I.       ONE-FOR-FIFTY REVERSE STOCK SPLIT

On May 20, 2020 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse stock split of all issued and outstanding shares of common stock of Sharing Economy, at a ratio one-for-fifty (1:50) (the “Reverse Stock Split”). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Sharing Economy, which date we anticipate to be on or about July 13, 2020.

A table illustrating the impact of the Reverse Stock Split and resulting increase in authorized shares is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Reverse Stock Split	7,219,663,742	7,450,000,000	48,863,805	181,472,453
After Reverse Stock Split	144,393,275	7,450,000,000	977,277	7,304,629,448

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The reverse split will not change the number of authorized shares of common stock or the par value of Sharing Economy’s common stock.  Except for any changes as a result of the treatment of fractional shares, each stockholder of Sharing Economy will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the split.

Sharing Economy has no current plans, proposals or arrangements for the issuance of the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split.

Purpose

The Board of Directors believed that it was in the best interests of Sharing Economy to implement a Reverse Stock Split on the basis that the high number of issued and outstanding shares of common stock of Sharing Economy would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which have an excessive number of shares of common stock issued and outstanding.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split will have possible anti-takeover effects.

Management of Sharing Economy may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of Sharing Economy.

There can be no assurance that the total projected market capitalization of Sharing Economy’s common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the price per share of Sharing Economy’s common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of Sharing Economy common stock (the “New Shares”) after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of Sharing Economy common stock (the “Old Shares”) outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of Sharing Economy’s common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of Sharing Economy’s common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.  In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors, and a decline in the market price for Sharing Economy’s common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of Sharing Economy’s common stock could be adversely affected following a Reverse Stock Split.

The market price of Sharing Economy’s common stock will also be based on Sharing Economy’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of Sharing Economy’s common stock declines, the percentage decline as an absolute number and as a percentage of Sharing Economy’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split.  In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a Reverse Stock Split are lower than they were before the Reverse Stock Split. Furthermore, the liquidity of Sharing Economy’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Sharing Economy’s common stock trades as a “penny stock” classification which limits the liquidity for Sharing Economy’s common stock.

Sharing Economy’s stock is subject to “penny stock” rules as defined in Rule 3a51-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended.  The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Sharing Economy’s common stock is subject to these penny stock rules.  Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities.  Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which Sharing Economy’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Sharing Economy’s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  Sharing Economy also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares.  An orderly market is not assured or implied as to Sharing Economy’s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for Sharing Economy’s common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Changes - 50 Old Shares and owned by a stockholder will be exchanged for 1 New Share and the number of shares of Sharing Economy’s common stock issued and outstanding will be decreased proportionately based on the Reverse Stock Split.

If approved and effected, the Reverse Stock Split will be effected simultaneously for all of Sharing Economy’s issued and outstanding common stock.  While the intent is for the proposed reverse split to affect all of Sharing Economy’s stockholders uniformly, the process of rounding up when any of Sharing Economy’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in Sharing Economy.

The Reverse Stock Split does not materially affect the proportionate equity interest in Sharing Economy of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares – Any fractional shares of common stock resulting from the reverse split will “round up” to the third whole integer in such a manner that each stockholder shall own at least 100 shares of common stock, par value $0.001 per share, as a result of the reverse split.  No cash will be paid to any holders of fractional interests in Sharing Economy.

Authorized Shares – The reverse split will not change the number of authorized shares of common stock of Sharing Economy, as stated in Sharing Economy’s Articles of Incorporation, as amended.

Accounting Matters – The Reverse Stock Split will not affect the par value of Sharing Economy’s common stock.  As a result, as of the effective time of the Reverse Stock Split, the stated capital on Sharing Economy’s balance sheet attributable to Sharing Economy’s common stock will be increased proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of Sharing Economy’s common stock will be restated because there will be a lesser number shares of Sharing Economy’s common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of common stock of Sharing Economy will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of Sharing Economy to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split.  The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor.  The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Sharing Economy’s view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Sharing Economy. We anticipate the effective date to be on or about March 20, 2020.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

Current Report on Form 8-K, filed with the SEC on May 28, 2020; Current Report on Form 8-K, filed with the SEC on May 21, 2020; Current Report on Form 8-K, filed with the SEC on April 30, 2020; Current Report on Form 8-K, filed with the SEC on April 27, 2020; Current Report on Form 8-K, filed with the SEC on April 20, 2020; Current Report on Form 8-K, filed with the SEC on April 13, 2020; Current Report on Form 8-K, filed with the SEC on March 30, 2020; Amendment No. 3 to Preliminary Information Statement on Schedule 14C, filed with the SEC on March 24, 2020; Amendment No. 2 on Current Report on Form 8-K, filed with the SEC on March 23, 2020; Current Report on Form 8-K, filed with the SEC on March 12, 2020; Amendment No. 2 to Preliminary Information Statement on Schedule 14C, filed with the SEC on March 9, 2020; Amendment No. 1 to Preliminary Information Statement on Schedule 14C, filed with the SEC on February 26, 2020; Amendment No. 1 on Current Report on Form 8-K, filed with the SEC on February 10, 2020; Preliminary Information Statement on Schedule 14C, filed with the SEC on January 31, 2020; Current Report on Form 8-K, filed with the SEC on January 3, 2020; Current Report on Form 8-K, filed with the SEC on January 2, 2020; Current Report on Form 8-K, filed with the SEC on December 31, 2019; Current Report on Form 8-K, filed with the SEC on December 26, 2019; Current Report on Form 8-K, filed with the SEC on December 16, 2019; Current Report on Form 8-K, filed with the SEC on December 5, 2019; Amendment No. 1 to Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and filed with the SEC on November 29, 2019; Current Report on Form 8-K, filed with the SEC on November 20, 2019; Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and filed with the SEC on November 15, 2019; Current Report on Form 8-K, filed with the SEC on November 4, 2019; Amended Definitive Proxy Statement on Schedule 14A, and filed with the SEC on October 16, 2019; Amended Definitive Proxy Statement on Schedule 14A, and filed with the SEC on October 16, 2019; Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, and filed with the SEC on October 10, 2019; Current Report on Form 8-K, filed with the SEC on October 7, 2019; Definitive Proxy Statement on Schedule 14A, and filed with the SEC on September 13, 2019; Amendment No. 9 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on September 3, 2019; Amendment No. 8 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on August 26, 2019; Current Report on Form 8-K, filed with the SEC on August 2, 2019; Amended Current Report on Form 8-K, filed with the SEC on August 2, 2019; Amendment No. 7 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on August 2, 2019; Quarterly Report on Form 10-Q for the quarter ended March 30, 2019, and filed with the SEC on July 25, 2019; Current Report on Form 8-K, filed with the SEC on June 12, 2019; Current Report on Form 8-K, filed with the SEC on May 15, 2019; Amendment No. 6 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on April 25, 2019; Amended Current Report on Form 8-K, filed with the SEC on April 23, 2019; Current Report on Form 8-K, filed with the SEC on April 19, 2019; Annual Report on Form 10-K for the year ended December 31, 2018, and filed with the SEC on April 16, 2019; and Registration Statement on Form 8-A, filed with the SEC on December 24, 2009, have been incorporated herein by this reference.

Sharing Economy will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Sharing Economy pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Sharing Economy should be addressed to Jianhua Wu, Chief Executive Officer, at Sharing Economy’s principal executive offices, at: Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong. Mr. Wu may also be reached by telephone at +852 35832186.